Revenue Recognition	12 Months Ended
Dec. 31, 2024
Revenue Recognition [Abstract]
Revenue Recognition

3. Revenue Recognition

The Company’s revenue is disaggregated within the consolidated statements of operations and is generated from consumers throughout the United States.

Interest Income

The Company’s interest income is related to finance receivables originated by UACC for its network of third-party dealership customers and vehicle financing UACC offered to Vroom’s customers through its ecommerce platform prior to the Ecommerce Wind-down. Interest income also includes discount income on finance receivables held for investment at fair value, which represents the amortization of unearned acquisition discounts over the contractual life of the underlying finance receivables using the interest method. Interest income on each automotive finance receivable is calculated based on the finance receivable’s outstanding principal balance multiplied by the contractual interest rate.

An account is considered delinquent if a scheduled payment has not been received by the date such payment was contractually due. Interest income deemed uncollectible is reversed at the time the finance receivable is charged off. Finance receivables over 90 days delinquent are considered nonaccrual finance receivables. Income is subsequently recognized only to the extent cash payments are received until the borrower is able to make periodic interest and principal payments in accordance with the finance receivable terms.

Servicing Income

Servicing income represents the annual fees earned on the outstanding principal balance of the finance receivables serviced as well as late charges, collection payments, and other fees. Fees are earned monthly at an annual rate of approximately 4% for the 2022-1 securitization transaction and 3.25% for the 2022-2, 2023-1, and 2024-1 securitization transactions of the outstanding principal balance of the finance receivables serviced. Late charges and other fees are calculated at predetermined amounts or percentages of overdue finance receivable balances and are recorded on a cash basis. From January to March 2023, UACC waived the monthly servicing fees related to the 2022-2 securitization transaction, which resulted in consolidation of the 2022-2 VIE. Servicing fees related to the 2022-2, 2023-1, and 2024-1 securitization transactions are eliminated in consolidation. Refer to Note 4 — Variable Interest Entities and Securitizations.

Warranties and GAP income

Prior to the Ecommerce Wind-Down, the Company offered third-party financing and third-party value-added products such as vehicle service contracts, guaranteed asset protection (“GAP”) and tire and wheel coverage, to its used vehicle customers pursuant to arrangements with the third parties that sell and administered these products and are responsible for their fulfillment.

UACC also offers third-party vehicle service contracts and United Auto Credit GAP to consumers who obtain financing through UACC. United Auto Credit GAP is a debt waiver product that is underwritten directly by UACC. It provides protection for consumers who purchase the product by waiving the difference between the actual cash value of the consumer’s vehicle and the balance of the consumer’s contract, subject to the terms and conditions of the United Auto Credit GAP, in the event of a total loss resulting from collision or theft. The total fees are earned over the contractual life of the related finance receivables on straight-line basis.

The Company concluded that it is an agent for any transactions with third-parties because it does not control the products before they are transferred to the consumer. The Company recognizes revenue on a net basis when the consumer enters into an arrangement for the products.

A portion of the fees earned on third-party financing and value-added products is subject to chargebacks in the event of early termination, default, or prepayment of the contracts by end-customers. The Company’s exposure for these events is limited to the fees that it receives. An estimated refund liability for chargebacks against the revenue recognized from sales of these products is recorded in the period in which the related revenue is recognized and is based primarily on the Company’s historical chargeback experience. The Company updates its estimates at each reporting date. As of December 31, 2024 and December 31, 2023, the Company’s reserve for chargebacks was $9.1 million and $11.8 million, respectively, which are included within “Other liabilities.”

The Company also is contractually entitled to receive profit-sharing revenues based on the performance of the vehicle service policies once a required claims period has passed. The Company recognizes profit-sharing revenues to the extent it is probable that it will not result in a significant revenue reversal. The Company estimates the revenue based on historical claims and cancellation data from its customers, as well as other qualitative assumptions. The Company reassesses the estimate at each reporting period with any changes reflected as an adjustment to warranties and GAP income in the period identified. As of December 31, 2024 and December 31, 2023, the Company recognized $11.0 million and $22.3 million, respectively, related to cumulative profit-sharing payments to which it expects to be entitled, which are included within “Other assets.”

CarStory Revenue

CarStory generates advertiser, publisher and other user service revenue. The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been performed, collection of the fees is reasonably assured, the fees are fixed or determinable, and no significant obligations by the Company remain. Generally, this results in revenues billed and recorded monthly in the month that services were performed and earned.

Deferred revenue includes advances received from customers in excess of revenue recognized.

The Company may collect sales taxes and other taxes and government fees from customers on behalf of governmental authorities at the time of sale as required. These taxes are accounted for on a net basis and are not included in revenues or cost of sales.